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                                                                    EXHIBIT 23.2

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     We consent to the reference to our firm under the caption "Experts" and to the use of our report dated May 12, 2000, with respect to the financial statements of Mainbrace Corporation included in the Registration Statement (Form S-1) and related Prospectus of BSQUARE Corporation for the registration of 635,486 shares of its common stock.

                                                 /s/ ERNST & YOUNG LLP

San Jose, California
September 7, 2000